SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):  February 1, 2002



                     McMoRan Exploration Co.


    Delaware                001-07791               72-1424200
 (State or other           (Commission            (IRS Employer
 jurisdiction of           File Number)           Identification
 incorporation or                                     Number)
   organization)

                       1615 Poydras Street
                  New Orleans, Louisiana  70112

 Registrant's telephone number, including area code:  (504) 582-4000

Item 5. Other Events and Regulation FD Disclosures

McMoRan Exploration Co. announces an extension of the maturity of its sulphur unit's bank credit facility and obtains extension from Minerals Management Service for supplemental bonding for the Main Pass 299 sulphur mine and related facilities. (Exhibit 99.1).




                            SIGNATURE
                       ------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              McMoRan Exploration Co.


                              By:  /s/ C. Donald Whitmire Jr.
                                   ------------------------------
                                       C. Donald Whitmire, Jr.
                                   Vice President & Controller -
                                         Financial Reporting
                                      (authorized signatory and
                                     Principal Accounting Officer)


Date:  February 1, 2002



                     McMoRan Exploration Co.
                          Exhibit Index

Exhibit
Number

99.1 Press release dated February 1, 2002 "McMoRan Exploration
     Co. Extends Maturity Of Sulphur Unit Bank Credit Facility And Obtains Extension From MMS For Supplemental Bonding For Main Pass Facilities."